DIGITALBRIDGE

# EARNINGS PRESENTATION

## 4Q 2024

February 20, 2025

# CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of the federal securities laws, including statements relating to (i) our strategy, outlook and growth prospects, (ii) our operational and financial targets and (iii) general economic trends and trends in our industry and markets. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company's control, and may cause the Company's actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, difficult market and political conditions, including those resulting from inflation, high interest rates, a general economic slowdown or a recession; our ability to raise capital from investors for our Company, our funds and the companies that we manage; the performance of our funds and investments relative to our expectations and the highly variable nature of our revenues, earnings and cash flow; our exposure to risks inherent in the ownership and operation of infrastructure and digital infrastructure assets, including our reliance on third-party suppliers to provide power, network connectivity and certain other services to our managed companies; our exposure to business risks in Europe, Asia, Latin America and other foreign markets; our ability to increase assets under management and expand our existing and new investment strategies while maintaining consistent standards and controls; our ability to appropriately manage conflicts of interest; our ability to expand into new investment strategies, geographic markets and businesses, including through acquisitions in the infrastructure and investment management industries; the impact of climate change and regulatory or societal efforts associated with environmental, social and governance matters; our ability to maintain effective information and cybersecurity policies, procedures and capabilities and the impact of any cybersecurity incident affecting our systems or network or the system and network of any of our managed companies or service providers; the ability of our portfolio companies to attract and retain key customers and to provide reliable services without disruption; any litigation and contractual claims against us and our affiliates, including potential settlement and litigation of such claims; our ability to obtain and maintain financing arrangements, including securitizations, on favorable or comparable terms or at all; the general volatility of the securities markets in which we participate; the market value of our assets and effects of hedging instruments on our assets; the impact of legislative, regulatory and competitive changes, including those related to privacy and data protection and new Securities and Exchange Commission ("SEC") rules governing investment advisers; whether we will be able to utilize existing tax attributes to offset taxable income to the extent contemplated; our ability to maintain our exemption from registration as an investment company under the Investment Company Act of 1940, as amended; changes in our board of directors or management team, and availability of qualified personnel; our ability to make or maintain distributions to our stockholders; our understanding of and ability to successfully navigate the competitive landscape in which we and our managed companies operate; and other risks and uncertainties, including those detailed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023 under the heading "Risk Factors," as such factors may be updated from time to time in the Company's subsequent periodic filings with the SEC. All forward-looking statements reflect the Company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in the Company's reports filed from time to time with the SEC.

While the Company believes that the portfolio companies of its funds or investment vehicles will offer services to support companies engaged in artificial intelligence development and related products ("AI Technologies"), AI Technologies and their current and potential future applications, as well as the legal and regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of current or future technology needs and the risks related thereto. The risk exists that portfolio companies' current technology infrastructure, systems, or products may become obsolete or less competitive due to the emergence of new technologies, innovations, or industry standards.

The Company cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Company is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so.

**This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or any investment vehicle managed or advised thereby. This information is not intended to be indicative of future results. Actual performance of the Company may vary materially.**

**The appendices herein contain important information that is material to an understanding of this presentation, including information regarding certain non-GAAP financial measures, and you should read this presentation only with and in context of the appendices.**

# DBRG REPORTS FOURTH QUARTER 2024 RESULTS

**Boca Raton, February 20th, 2025** - DigitalBridge Group, Inc. (NYSE: DBRG) and subsidiaries (collectively, "DigitalBridge," or the "Company") today announced financial results for the fourth quarter ended December 31, 2024.

The Company reported fourth quarter 2024 total revenues of $66 million, GAAP net loss attributable to common stockholders of $20 million, or $0.12 per share, and Distributable Earnings of $20 million, or $0.11 per share.

### Common and Preferred Dividends

On February 14, 2025, the Company's Board of Directors declared a cash dividend of $0.01 per common share to be paid on April 15, 2025 to shareholders of record at the close of business on March 31, 2025; and declared cash dividends with respect to each series of the Company's cumulative redeemable perpetual preferred stock in accordance with the terms of such series, as follows: Series H preferred stock: $0.4453125 per share; Series I preferred stock: $0.446875 per share; and Series J preferred stock: $0.4453125 per share, which will be paid on April 15, 2025 to the respective stockholders of record on April 10, 2025.

### Fourth Quarter 2024 Conference Call

The Company will conduct an earnings conference call and presentation to discuss the fourth quarter 2024 financial results on Thursday, February 20, 2025, at 8:00 a.m. Eastern Time (ET). The earnings presentation will be broadcast live over the Internet and a webcast link can be accessed on the Shareholders section of the Company's website at ir.digitalbridge.com/events. To participate in the event by telephone, please dial (877) 407-4018 ten minutes prior to the start time (to allow time for registration). International callers should dial (201) 689-8471.

For those unable to participate during the live call, a replay will be available starting February 20, 2025, at 12:00 p.m. ET. To access the replay, dial (844) 512-2921 (U.S.), and use conference ID 13751121. International callers should dial (412) 317-6671 and enter the same conference ID number.

"DigitalBridge generated strong fundraising and financial performance in 2024, with double digit fee revenue and earnings growth for the year and the fourth quarter. With $9.0 billion in total fundraising, including $4.8 billion in 4Q, DigitalBridge continues to be the partner of choice to LPs allocating capital to AI and cloud infrastructure. In 4Q we delivered revenue and earnings inline with our revised guidance, an important step as we enter our second year as a pure-play alternative asset manager. Looking forward to 2025, we're excited about new investment solutions that will broaden our multi-strategy profile, continuing to scale our business and expand margins, and building embedded value in our platforms to the benefit of our LPs and shareholders."

*Marc Ganzi*
*Chief Executive Officer*

# GAAP FINANCIAL RESULTS

Net loss attributable to common stockholders was $19.7 million in Q4 2024, and $0.12 per share (basic and diluted)

| (In thousands, except per share data, unaudited) | 4Q23 | 4Q24 |
|---|---|---|
| **Revenues** | | |
| Fee revenue | $ 74,009 | $ 101,551 |
| Carried interest allocation (reversal) | 169,686 | (45,717) |
| Principal investment income | 93,534 | 1,241 |
| Other income | 13,081 | 9,099 |
| **Total revenues** | **350,310** | **66,174** |
| **Expenses** | | |
| Compensation expense—cash and equity-based | 49,748 | 35,550 |
| Compensation expense—incentive fee and carried interest allocation (reversal) | 113,920 | (18,592) |
| Administrative and other expenses | 27,244 | 36,974 |
| Interest expense | 5,226 | 3,981 |
| Transaction-related costs | 287 | 2,063 |
| Depreciation and amortization | 9,104 | 8,215 |
| **Total expenses** | **205,529** | **68,191** |
| **Other income (loss)** | | |
| Other gain (loss), net | (3,925) | 7,809 |
| **Income (loss) from continuing operations before income taxes** | **140,856** | **5,792** |
| Income tax benefit (expense) | 3,921 | (818) |
| **Income (loss) from continuing operations** | **144,777** | **4,974** |
| Income (loss) from discontinued operations | (33,529) | (5,462) |
| **Net income (loss)** | **111,248** | **(488)** |
| Net income (loss) attributable to noncontrolling interests: | | |
| Redeemable noncontrolling interests | 1,869 | 987 |
| Investment entities | (13,515) | 4,931 |
| Operating Company | 7,627 | (1,355) |
| **Net income (loss) attributable to DigitalBridge Group, Inc.** | **115,267** | **(5,051)** |
| Preferred stock dividends | 14,660 | 14,660 |
| **Net income (loss) attributable to common stockholders** | **$ 100,607** | **$ (19,711)** |
| | | |
| **Net income (loss) attributable to common stockholders per common share—basic** | $ 0.61 | $ (0.12) |
| **Net income (loss) attributable to common stockholders per common share—diluted** | $ 0.58 | $ (0.12) |

# AGENDA


2 TB

# 1 BUSINESS UPDATE

DIGITALBRIDGE

# BUSINESS UPDATE


INVEST
FUNDRAISE
SCALE - DBRG

DBRG delivered strong fundraising and financial performance in 2024, led by record capital formation of $9.0 billion. In 4Q, DBRG delivered revenue and FRE in line with its revised guide.

## FUNDRAISE

**Record Fundraising of $9.0 billion in 2024**

- $4.8B in 4Q commitments brought 2024 fundraising to $9.0 billion, 28% above the $7.0 billion target.
- Data center co-investment drove the outperformance in 4Q and over the course of 2024.

## INVEST

**Deployed ~$16 billion Across the Digital Infrastructure Ecosystem[(1)]**

- Existing and new data center platforms dominated deployment.
- Strategic tower investments included acquiring Verizon's tower platform and the acquisition of JTOWER, the first independent towerco in Japan

## $$$ SCALE

**Strong Financial Performance with Growing Revenues and Earnings**

- Fee Revenues grew +23% YoY in 2024 and +37% YoY in 4Q24
- Fee-Related Earnings (FRE) rose 31% to $107.1 million in 2024 and to $35.4 million in 4Q24.
- FRE margins expanded to 32% in 2024 and are expected to continue rising as DBRG continues to scale.

Note: Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation. There is no guarantee that margins will expand as expected.

(1) Closing of data center transaction remains subject to satisfaction of customary conditions precedent, and there can be no assurance that this investment will be completed in the timeframe anticipated or at all. Acquisitions of Verizon towers and JTOWER made through DigitalBridge managed funds.

# **FUNDRAISE** - RECORD CAPITAL FORMATION OF $9.0B

In 2024 DigitalBridge raised $9.0 billion in new fee-paying capital, exceeding our $7 billion target by 28%, driven by co-invest to fuel AI and cloud data center growth across our platforms.

## 2024 FUNDRAISING DRIVERS

- **Co-Invest**(1), $5.5B, capital to build new data center capacity to meet persistent cloud and rapidly expanding AI demand
  - DataBank - AustralianSuper
  - Yondr – Our 7th distinct new data center platform
- **DBP Series**, $2.7B, continuing commitments to our flagship strategy with total commitments now over $5.5 billion. Diversified, global exposure to the digital infrastructure ecosystem
- **Core, Credit, Liquid**, $0.8B, driven by commitments to Credit's second fund and alpha generated by our liquid strategies



DBP Series
Core, Credit, Liquid
Co-Invest
$1.1B
$0.4
$0.6
$2.3B
$0.3
$0.6
$1.4
$4.2B
$1.6
$0.8
$1.9
$4.8 billion in 4Q
$9.0B
$5.5
$0.8
$2.7
$7B TARGET
1Q24 YTD
2Q24 YTD
3Q24 YTD
2024 FY(1)

(1) Inclusive of commitments to Yondr, which is expected to close in 1Q25 and remains subject to satisfaction of customary closing conditions. There can be no assurance that the transaction will be completed in the timeframe anticipated or at all.

# FUNDRAISE - WHY COINVEST AND COMPOSITION MATTER

During 2024, the need to form capital in support of our data center companies outstripped expectations, with fundraising dominated by data center co-invest.

Higher co-invest ratio impacted DBRG's ability to deliver in-period FRE (no catch-up fees) but will generate a similar steady-state impact...$9B*70bps=$7B*90bps.

## Higher Than Projected Co-Invest Driven By AI-Led Demand


Target
Actual
$7B
TARGET
50%
25%
25%
$9B
RAISED
60%
30%
10%
Flagship
Co-Investment
Other Strategies

### WHY CO-INVEST MATTERS?

Co-invest capital is a key component of DigitalBridge's "Buy-and-Build" strategy. Key features:

- **Ability to fundraise continuously** – steady flows to fuel platform expansion
- **Lower fee, but higher margin** – we are already managing assets
- **Expands carry-eligible FEEUM** – builds long-term value for DBRG shareholders

# FUNDRAISE - CAPITAL TO FUEL OUR GROWING ECOSYSTEM

In 2024 we raised over $24 billion in capital to support the continued growth of our portfolio

## 2024 Notable Equity Raises

Total Equity Raised, through December 31, 2024

### PRIMARY EQUITY

| Company | Amount | Date |
|---|---|---|
| VANTAGE DATA CENTERS NORTH AMERICA | ~$5.0B | December 2024 |
| VANTAGE DATA CENTERS EMEA | ~$4.8B | January 2024 |
| DATABANK | $2.0B | December 2024 |
| AIMS | $0.02B | May 2024 |
| switch | $0.5B | November 2024 |

### SECONDARY EQUITY

| Company | Amount | Date |
|---|---|---|
| VANTAGE DATA CENTERS NORTH AMERICA | ~$2.7B | December 2024 |
| VANTAGE DATA CENTERS EMEA | ~$0.7B | June 2024 |
| DATABANK | $0.2B | December 2024 |



$24B
Capital
Through
December 31, 2024
Debt
Equity

## 2024 Notable Financings

**DATABANK**

- February 2024 raised **$0.5B** in ABS
- April 2024 completed a **$0.7B** Borrowing Base Facility

**verticalbridge**

- May 2024 issued **$0.6B** of ABS

**VANTAGE DATA CENTERS**

- April 2024 secured a **$3B** corporate revolver to fuel North American platform expansion
- June 2024 completed the first-ever EMEA digital infra ABS of **£0.6B**
- September 2024 issued **$0.5B** of ABS

**switch**

- March 2024, closed its first ABS with a ~$0.75B issuance followed by a ~$0.94B issuance in June, to a total of **$1.7B**
- August 2024 **$4.4B** of Borrowing Base facilities and upsized Revolver by $0.9B with closings in July and Nov. 2024
- October 2024 **$3.4B** of Project Finance facilities, representing DBRG's first pure Project Finance transaction

# **INVEST** - 2024 INVESTMENT ACTIVITY ACROSS OUR PORTOLIO

DigitalBridge continued to expand its portfolio with platforms notably alongside key LPs

*Date Announced

### JANUARY / JUNE 2024*

VANTAGE DATA CENTERS | SILVER LAKE



HYPERSCALE DATA CENTERS

## $9.2B
**Equity Raise**

DBRG & Silver Lake led equity raise to support 3GW of new capacity

### SEPTEMBER 2024*

verticalbridge | verizon



TOWERS

## $3.3B
**Transaction Value**

VB to operate and manage 6,339 towers

### OCTOBER 2024*

DATABANK | AustralianSuper



EDGE DATA CENTERS

## $2.0B
**Equity Raise**

Led by $1.5 Billion investment from AustralianSuper

### APRIL 2024*

LANDMARK DIVIDEND | ADIA



GROUND LEASE

## 40%
**Stake**

Minority Stake Acquisition

### OCTOBER 2024*

JTOWER



TOWERS

## 7,700
**Towers**

Largest Independent Tower Company in Japan

### OCTOBER 2024*

yondr



HYPERSCALE DATA CENTERS

## 1 GW+
**Potential Capacity**

Current Leased Capacity 420 MW

Closing of Yondr and Jtower transactions remains subject to satisfaction of customary conditions precedent, and there can be no assurance that the transactions will be completed in the timeframe anticipated or at all.
Acquisitions of Verizon towers, Yondr and Jtower made through DigitalBridge managed funds.

# SCALE DBRG - STRONG GROWTH AND REINVESTMENT ALONGSIDE LPS

The DBRG platform continues to scale, generating double-digit revenue growth and expanding margins in line with our long-term roadmap. In 2024, we continued to deploy shareholder capital alongside our LPs in our funds

## OPERATING LEVERAGE

Revenue and Margins continued to expand...



$330M
+23%
+31%
$107M
2023
2024
Fee Revenue
FRE

## CAPITAL ALLOCATION

~$100M deployed principally alongside our LPs in our investment funds



Capital Structure Optimization ($5M)
GP Co-Invest ($88M)
Dividends ($6M)
$99M
Allocated in 2024

GP Co-Invest allows DBRG to compound capital alongside our LPs in our own funds, generating attractive returns for our shareholders

# INFRASTRUCTURE PARTNER TO THE DIGITAL ECONOMY

The DBRG roadmap is designed to give us the global scale that drives efficiency, growth, and presence where customers need it



Top 3
Data Center Provider in the World(2)

**7** Global Data Center Platforms[1]

**200+** Data Centers[1]

**90+** Markets[1]

**16GW** Global Secured Power

DATABANK · VANTAGE DATA CENTERS · AtlasEdge · AIMS · switch · SCALA DATA CENTERS · yondr



Top 4
Independent Global Tower Portfolio(3)

**10** Tower Companies Globally[1]

**500K+** Total Owned and Master Lease Tower Sites[1]

**96K+** Active Sites[1]

**15+** Countries[1]

verticalbridge · GD Towers · ÍslandsTurnar · atp · Belgium Tower Partners · DIGITA · HIGHLINE · JTOWER · mtp · edgepoint

1) As of December 2024, proforma for Yondr acquisition. Completion of the acquisition of Yondr by a DigitalBridge managed fund remains subject to satisfaction of customary conditions precedent, and there can be no assurance that the transaction will be completed in the timeframe anticipated or at all.
2) Sources: Company websites and Data Center Map as of December 2024, reflecting: Digital Realty 300+ data centers; Equinix 260+ data centers; DigitalBridge global data center portco count 200+ data centers; NTT Data Centers 100+; Iron Mountain 30+ data centers; CoreSite 30+ data centers.

1) As of November 2024, proforma for JTOWER acquisition. The delisting of JTOWER is expected to be completed in Q1 2025. Completion of the acquisition of JTOWER by a DigitalBridge managed fund remains subject to satisfaction of customary conditions precedent, and there can be no assurance that the transaction will be completed in the timeframe anticipated or at all.
2) Sources: TowerXchange Q3 2024 Tower League Table, excluding China and Company websites as of November 2024, reflecting: Summit Digital 175,000 operational sites; Altius (Summit Digital) 257,000, American Tower 148,000+, Cellnex Telecom 108,493, DigitalBridge 96,000+, Crown Castle 40,000, SBA Communications 38,148.



# 2 FINANCIAL UPDATE

# FOURTH QUARTER & FULL YEAR 2024 HIGHLIGHTS

| | |
|---|---|
| Financial Highlights | ▪ **Fee Revenue**<br>  ▪ $101.6 million in 4Q24 and $329.8 million YTD up 37% and 23% respectively year-over-year<br>  ▪ Driven primarily by new capital formation in our DBP Series of Funds.<br>▪ **Fee Related Earnings**<br>  ▪ $35.4 million in 4Q24 and $107.1 million YTD up 34% and 31% respectively year-over-year<br>  ▪ Expanding margins in 2024 as earnings outpaced revenue growth.<br>▪ **Distributable Earnings**<br>  ▪ $19.9 million in 4Q24 and $52.5 million YTD, up 11% and 8% respectively year-over-year |
| Capital Metrics | ▪ **Fee Earning Equity Under Management (FEEUM)**<br>  ▪ $35.5 billion, up 8% year-over-year<br>  ▪ $4.5 billion of additional capital commitments to be activated in future periods (Future FEEUM)<br>▪ **New Capital Formation**<br>  ▪ $4.8 billion in 4Q24 and $9.0 billion YTD<br>  ▪ Driven by commitments to the latest DBP Series, co-invest, credit and liquid strategies. |
| Corporate | ▪ **Liquidity**<br>  ▪ $140 million of corporate cash as of December 31, 2024, as well as full availability of $300 million revolver<br>▪ **Capital Allocation**<br>  ▪ Funded $34 million of GP commitments in 4Q24 and $88 million YTD<br>  ▪ YTD Debt Reduction of $78 million as Exchangeable Senior Notes were exchanged or redeemed in 1H24<br>  ▪ Common Stock Dividend of $0.01 per share declared for fourth quarter of 2024 |

Unless otherwise denoted as GAAP financial results, reference to Fee Revenue throughout this presentation refers to FRE Fee Revenue.

# FEEUM GROWTH DRIVEN BY ORGANIC FUNDRAISING

Fee-Earning Equity Under Management (FEEUM) increased $2.7B, or 8% YoY, to $35.5B as of December 31, 2024, driven by organic capital formation from Co-Invest and the latest DBP flagship, offsetting a contractual 'commitment to deployment' stepdown at InfraBridge.

## FEEUM



($ in Billions)
+8%
YoY Growth
$32.8
$2.7
$2.4
$5.1
$9.6
$12.9
$34.1
$3.0
$1.2
$5.1
$10.1
$14.7
$35.5
$3.2
$1.2
$3.7
$11.5
$15.9
4Q23
3Q24
4Q24

## NEW CAPITAL FORMATION



($ in Billions)
+$4.8B
$4.2
$0.8
$1.6
$1.9
$9.0
$0.8
$2.7
$5.5
YTD 3Q24(1)
2024(1)

DBP Series | Co-Invest | Separately Capitalized Portcos | Core, Liquid, Credit | InfraBridge

(1) Inclusive of all capital committed to DigitalBridge managed investment vehicles, measured as of September 30, 2024 and December 31, 2024, respectively.

# NON-GAAP FINANCIAL RESULTS

- **Fee Revenues** of $101.6 million in Q4 2024, including $9.8 million in catch-up fees (total catch-up fees of $19.5 million for 2024)
- **Fee Related Earnings** of $35.4 million in Q4 2024, with FRE margin at 35%

| *($ in millions)* | 4Q23 | 4Q24 | % Change YOY | 2023 | 2024 | % Change YOY |
|---|---|---|---|---|---|---|
| Fee Revenue[1] | $74.4 | $101.6 | +37 % | $267.1 | $329.8 | +23 % |
| Cash Compensation[1] | ($31.2) | ($45.0) | +44 % | ($126.0) | ($151.3) | +20 % |
| Administrative and Other Expenses[1] | ($16.8) | ($21.2) | +27 % | ($59.3) | ($71.4) | +20 % |
| **Fee Related Earnings ("FRE")[2][3]** | **$26.4** | **$35.4** | **+34%** | **$81.8** | **$107.1** | **+31%** |
| Realized Carried Interest and Incentive Fees, net[4] | — | — | n/a | 27.9 | 0.3 | (99) % |
| Realized Principal Investment Income (Loss)[5] | 2.1 | 3.9 | +87 % | 8.5 | 15.9 | +87 % |
| Other Income (Expense)[6] | 4.7 | (0.5) | n/a | 10.4 | 4.8 | (54) % |
| Interest Expense and Preferred Dividends | (19.2) | (18.1) | (6) % | (80.0) | (72.7) | (9) % |
| Income Tax Benefit (Expense)[7] | 3.9 | (0.8) | n/a | — | (2.9) | n/a |
| **Distributable Earnings ("DE")[3]** | **$17.9** | **$19.9** | **+11%** | **$48.6** | **$52.5** | **+8%** |
| **FRE Margin** | **36%** | **35%** | | **31%** | **32%** | |
| **FRE Per Basic Share** | **$0.15** | **$0.19** | | **$0.47** | **$0.58** | |
| **After-tax DE Per Basic Share** | **$0.10** | **$0.11** | | **$0.28** | **$0.29** | |

(1) These amounts are determined based upon the definition of FRE and therefore, differ from those presented on the GAAP financial results.

(2) Beginning in 2024, FRE is reported on a Company-wide basis which includes corporate costs, and is different from Investment Management segment FRE reported prior to 2024.

(3) FRE and DE are presented at the Operating Company level, which is net of amounts attributed to noncontrolling interests.

(4) Presented net of expense allocations and includes incentive fees subject to realization events.

(5) DE included distributions from a portfolio company in the former operating segment prior to 2024.

(6) Other Income (Expense) includes: interest, dividend and other income, placement fees and other expenses, and where applicable, FRE related to new strategies ("Start-Up FRE").

(7) Amount less than $0.1 million in 2023

# CARRIED INTEREST & PRINCIPAL INVESTMENT INCOME

- **Net carried interest reversal** of $18.2 million in Q4 2024(1)
- **Net principal investment loss** of $0.5 million in Q4 2024

| Carried Interest ($ in millions) | 4Q23 | 4Q24 | % Change YOY | 2023 | 2024 | % Change YOY |
|---|---|---|---|---|---|---|
| Unrealized Carried Interest Allocation (Reversal) | $169.7 | ($45.7) | n/a | $334.7 | $218.2 | (35)% |
| Realized Carried Interest Allocation | — | — | n/a | 28.4 | 0.1 | (100)% |
| Carried Interest – Revenue (as reported on GAAP Income Statement) | 169.7 | (45.7) | n/a | 363.1 | 218.3 | (40)% |
| Unrealized Carried Interest Expense (Allocation) Reversal | (121.4) | 27.5 | n/a | (268.1) | (171.6) | (36)% |
| Realized Carried Interest Expense (Allocation) Reversal | — | — | n/a | (0.8) | (0.1) | (89)% |
| Carried Interest Expense (Allocation) Reversal(2) | (121.4) | 27.5 | n/a | (268.9) | (171.7) | (36)% |
| **Carried Interest Allocation (Reversal), Net** | **$48.3** | **($18.2)** | **n/a** | **$94.2** | **$46.6** | **(51)%** |

| Principal Investment Income ($ in millions) | 4Q23 | 4Q24 | % Change YOY | 2023 | 2024 | % Change YOY |
|---|---|---|---|---|---|---|
| Unrealized Principal Investment Income (Loss) | $93.5 | ($3.9) | n/a | $145.4 | $11.7 | (92)% |
| Realized Principal Investment Income | — | 5.1 | n/a | — | 18.3 | n/a |
| Principal Investment Income (as reported on GAAP Income Statement) | 93.5 | 1.2 | (99)% | 145.4 | 30.0 | (79)% |
| Unrealized Minority Interest Allocation | (1.4) | (0.4) | (68)% | (15.2) | (5.0) | (68)% |
| Realized Minority Interest Allocation | — | (1.3) | n/a | — | (2.4) | n/a |
| Principal Investment Income Minority Interest Allocation | (1.4) | (1.7) | 19% | (15.2) | (7.4) | (51)% |
| **Principal Investment Income (Loss), Net** | **$92.1** | **($0.5)** | **n/a** | **$130.2** | **$22.6** | **(83)%** |

(1) Carried interest reversal is a function of continuing accrual of preferred returns over time at a higher rate than the fair value increase on underlying fund investments for certain limited partners.
(2) Represents carried interest expense allocation presented within Compensation expense—incentive fee and carried interest allocation (reversal), Other gain (loss) and Net income (loss) attributable to noncontrolling interests—investment entities on GAAP income statement. Excludes compensation expense associated with incentive fee income.

# DBRG FINANCIAL PROFILE & FEEUM PROGRESSION

Management Fee Revenue and FRE continue to step higher, driven by new FEEUM growth on back of new capital formation and FEEUM activation

## LTM Fee Revenue and FRE Profile[1]



LTM Fee Revenue
LTM FRE
$214M
$51M
24%
2Q23
$238M
$63M
27%
3Q23
$267M
$82M
31%
4Q23
$280M
$86M
31%
1Q24
$292M
$90M
31%
2Q24
$303M
$98M
32%
3Q24
$330M
$107M
32%
4Q24

## FEEUM Roll-forward

| *($ in Billions)* | 2Q23 | 3Q23 | 4Q23 | 1Q24 | 2Q24 | 3Q24 | 4Q24 |
|---|---|---|---|---|---|---|---|
| **Beginning Period Balance** | **$27.7** | **$29.1** | **$29.9** | **$32.8** | **$32.5** | **$32.7** | **$34.1** |
| Inflows | 1.4 | 1.1 | 4.1 | 1.4 | 1.2 | 1.6 | 3.2 |
| Outflows/Realizations | (0.1) | (0.2) | (1.4) | (1.6) | (1.0) | (0.3) | (1.6) |
| Market Fluctuations | 0.0 | (0.1) | 0.1 | (0.0) | (0.1) | 0.1 | (0.1) |
| **End of Period Balance** | **$29.1** | **$29.9** | **$32.8** | **$32.5** | **$32.7** | **$34.1** | **$35.5** |

(1) Latest twelve-month period calculated at DBRG Share

# BALANCE SHEET PROFILE

## Key Corporate Assets

| ($ in millions) | 12/31/2024 |
|---|---|
| **GP Affiliated Investments[1]** | |
| DBP Series | $364 |
| DataBank and Vantage SDC | 677 |
| Other Funds & Investments * (Credit, Core, InfraBridge, Liquid, Ventures) | 335 |
| **Total GP Affiliated Investments[1]** | **$1,376** |
| Available Corporate Cash[2] * | 140 |
| **Key Corporate Assets** | **$1,516** |
| **Current Liquidity (Available Corporate Cash plus VFN)** | **$440** |

* In February 2025, DBRG received $59 million in proceeds from a principal investment realization, reducing GP Affiliated Investments and increasing Corporate Cash by the same amount

## Key Corporate Liabilities

| ($ in millions) | 12/31/2024 | Blended Avg. Cost (Per Annum) |
|---|---|---|
| **Corporate Debt** | | |
| Securitized Notes | $300 | 3.9 % |
| Revolver (VFN; $300M Available) | — | n/a |
| **Total Corporate Debt** | $300 | 3.9 % |
| **Preferred Stock** | $822 | 7.1 % |
| **Key Corporate Liabilities** | $1,122 | |

(1) Presented at the Operating Company level, net of noncontrolling interests.
(2) Available corporate cash generally represents cash at the Operating Company after allocating cash for certain compensatory liabilities, and excludes cash held at subsidiaries of the Operating Company, including cash maintained to satisfy regulatory capital requirements in applicable foreign jurisdictions.

# GUIDANCE - CONTINUED GROWTH AND EXPANDING MARGINS

Last year, DigitalBridge aligned its guidance practices with its alternative asset manager peer set, focusing on growth and profitability over a 5-year cycle. DigitalBridge is supplementing this guidance for 2025 on selected key metrics to facilitate investor analysis.

**Assumptions / Notes on Guidance**

Ending FEEUM
- Activation of existing committed capital (pre-2025)
- New 2025 commitments – (finish flagship and credit)
- Offset - expected fund realizations

Fee Related Earnings (FRE)
- Growth driven by new FEEUM activation
- Continued investment in our platform with new data center, energy and private wealth initiatives

FRE Margin
- Expanding margins as DBRG scales
- Expect 1H 2025 margins to be higher relative to 2H 2025 with contribution from catch-up fees in first two quarters

Continuing to grow earnings at double-digit pace with expanding margins

| | Actual 2024 | Guide 2025 | Investor Day 2028 Target |
|---|---|---|---|
| Ending FEEUM | $36B | ~$40B | $60-70B |
| Fee Related Earnings (FRE) | $107M | +10%-20% | ~20% CAGR |
| FRE Margin | 32% | +200bps | Mid-40s % |

Note: Guidance figures do not include any contributions from realization-driven incentive fees, carried interest and principal investment income, which are all excluded from the definition of FRE.

Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation. The Company undertakes no obligation to provide updated projections on a quarterly or other basis.

# 3 EXECUTING THE DIGITAL PLAYBOOK – 2025 & BEYOND

# 2025 ROADMAP – WHAT MATTERS?

In 2025, we will launch new products as we finalize key capital programs, invest in the next phase of AI buildout, and continue scaling DBRG with a focus on strong financial performance.



INVEST
FUNDRAISE
SCALE - DBRG

## FUNDRAISE

**Grow FEEUM to $40B+**

- Finalize capital formation around our third flagship DBP strategy and finish fundraising for our second Credit fund.
- Launch new digital energy and data center focused strategies
- Develop and launch our second 'private wealth' focused offering.

## INVEST

**Building the Next Phase of AI – The Age of Inference**

- Data Centers remain at the core of the opportunity
- Training was fun…but we are preparing for The Age of Inference
    - Location Matters
    - Rest-of-Network Matters

## $$$ SCALE

**Deliver Double Digit Earnings Growth, Expanding Margins**

- Focus on key long term financial targets
- While growing margins, continue to build our capabilities, particularly in serving the private wealth channel and resources behind new product offerings.

Note: Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation. There is no guarantee that fundraising targets or margin improvements will be met by targeted timeline.

# 2025 – CONTINUING TO SCALE OUR MULTI-STRAT PLATFORM

In 2025, our multi-strategy platform expands as we finalize capital formation around our DBP flagship and second credit fund. New investment offerings centered on the data center vertical and digital energy will drive growth in 2H.

DIGITALBRIDGE

| 2025 | EXISTING STRATEGIES<br>1H | STRATEGIC CAPITAL FORMATION INITIATIVES<br>2H |
|---|---|---|
| STRATEGY | DigitalBridge Partners<br>3rd Flagship Strategy<br><br>DigitalBridge Credit<br>2nd Fund | Private Wealth<br>2nd Offering<br><br>DigitalBridge<br>Digital Energy<br><br>DigitalBridge Stabilized<br>Data Center Strategy |

DigitalBridge Co-Invest Program

DBRG 2025 PIPELINE

NET FEEUM GROWTH $4+ BILLION

Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation. The Company undertakes no obligation to provide updated projections on a quarterly or other basis.

# AI INFRA INVESTMENT IS ACCELERATING TO ~~$250B+~~ $300B+

Updated hyperscaler 2025 capex is actually up +20% from $250B, expected six months ago, to over $300B as hyperscalers invest to remove capacity bottlenecks and scale to meet growing demand

## HYPERSCALE 2025E CAPEX

amazon Meta Google

ORACLE Microsoft

## Doesn't Even Include...

OpenAI

SCAI SoftBank



$300B
$250B
$200B
$150B
$100B
$50B
$-
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024E
2025E (Old)
2025E (New)
10 years of Cloud
5x From $25B to $150B
Gen AI Inflection
+20%
$300B+
AMZN US
GOOGL US
MSFT US
META US
ORCL US

Source: Bloomberg, 2024

"The faster we grow, the more capex we end up spending because we have to procure data center and hardware and chips and networking gear ahead of when we're able to monetize it. We don't procure it unless we see significant signals of demand."

*Andy Jassy, CEO, Amazon 2/6/25*

Note: Readers should refer to the AI Technologies discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation.

# WHO IS RIGHT?
## BOTH ARE RIGHT…THIS IS HOW TECHNOLOGY WORKS!

**A** We need more compute at scale $500B

The Stargate Project · OpenAI · ORACLE · SoftBank

**B** Cost of Compute is Lower
Cost to develop < $100M (?)

deepseek

### JEVONS PARADOX: LOWER COSTS = DEMAND FOR MORE, BETTER, FASTER COMPUTE


COST CURVE
DEMAND CURVE
OpenAI
GPT o1-mini
ANTHROPIC
Claude 3.5 Sonnet
Google
Gemini 2.0 Flash
Meta
Llama 3.3 $70B
OpenAI
GPT 4 o1-mini
deepseek
DeepSeek R1
OpenAI
Microsoft
amazon
Meta
Stargate Project
Google
NVIDIA
groq
TIME

# LOWER UNIT COSTS DRIVE DEMAND FOR MORE, FASTER COMPUTE

The history of technology is, as compute, bandwidth, and connectivity gets cheaper per unit, demand grows exponentially. The rapid innovation today in AI is a 'natural and necessary' catalyst to drive accelerated adoption

## LOWER UNIT COSTS...



Cost of the cheapest LLM per million tokens by MMLU (in US dollars, log scale)
$100
50
20
5
2
1
0.5
0.2
0.1
0.05
0.02
0.01
$60 (GPT-3)
$20 (GPT-3.5)
$45 (GPT-4)
$45 (Claude 3 Opus)
Claude 3.5 Sonnet
GPT-4o
GPT-3.5 turbo
Llama 2 7b
Llama 3.1 70b
Llama 3 8b
Llama 3.1 8b
Llama 3.2 8b
DeepSeek-V3
Costs are decreasing at a rate of about 10x per year
January 2022
July 2022
January 2023
July 2023
January 2024
July 2024

Unit costs decreasing at about 40x per year for newer more efficient models further along cost/time curve

Source: BAIN & COMPANY – DEEPSEEK: A GAME CHANGER IN AI EFFICIENCY

## DRIVE ACCELERATED ADOPTION...AI GROWTH IS EVEN FASTER



INTERNET
MOBILITY
CLOUD
AI
facebook
LinkedIn
YouTube
shopify
ROBLOX
TikTok
DOORDASH
instacart
Google
NETFLIX
amazon
airbnb
glean
Uber
salesforce
ANTHROPIC
cohere
Midjourney
Articul8
perplexity
replicate
OpenAI
NVIDIA
Mistral AI
synthesia
together.ai
Inflection
cerebras
glean
ANDURIL
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024

# **INVEST** BUILDING THE NEXT PHASE OF AI: THE AGE OF INFERENCE

Data centers remain at the core of the opportunity with giga-scale investment in training clusters augmented by a growing focus on building for the next phase of AI…Inference, where location and the rest-of-network matter.

## INFERENCE WILL POWER AGENTIC AI

AI Semiconductors Deployed in Data Centers[2]



30%
70%
75%
25%
2022
2027
Training
Inference

**$1.1Tn**

**2027 AI Market Size[1]**



LLMs
CLOUD-TRAINED
Wi-Fi

**Salesforce Einstein Agent** – AI-driven assistants that autonomously engage with customers, handle service requests, and optimize business operations.

einstein

Meta AI

Microsoft AutoGen & Meta's AI Agents – AI-powered automation tools for complex workflows, decision-making, and operational efficiency.

ChatGPT's Operator Focuses on action-oriented execution, potentially connecting with apps or managing workflows.

OpenAI

## LOCATION & PROXIMITY: POWERING AGENTIC AI

EDGE-DELIVERED

Sources: 1. IDC, Artificial Intelligence Tracker Forecast, July 2023
2. Gartner, Forecast Analysis AI Semiconductors Worldwide, April 2023

# INVEST – THINK OF AI INFERENCE AS CLOUD 2.0

AI inference workloads infuse traditional cloud-based use cases with intelligence…the same activities are faster, more efficient, and ultimately more useful. Just like the cloud, they rely on infrastructure closer to the enterprise/consumer

## 2027 TAM

Inference TAM by End Market Segments ($B)[1]



24% CAGR
8.3
8.0
14.8
22.9
20.3
19.6
1.0
36.1
55.9
2023
2027
Social Media
Collaboration
Ecommerce
Enterprise
Search

**AI AGENTS WILL INCREASINGLY EXECUTE AND ORCHESTRATE THESE ACTIVITIES**

**Search**
- Generative AI searches online
- Examples: Gemini-enabled queries in Google and GPT4 enabled queries in Bing. Perplexity, Anthropic emerging applications

**Enterprise**
- Generative AI products for enterprise
- Examples: MSFT Co-pilot used in professional settings, Jasper, Harvey, Glean, etc

**E-commerce**
- Generative AI searches on e-commerce platforms
- Examples: customer support, product selection assistance, merchant services

**Collaboration**
- Generative AI composition and analytics
- Examples: personalized email subject line and body based on past email campaigns

**Social Media**
- Generative AI content creation and advertisement
- Examples: influencer marketing, content design, content caption

1) Source: Generative AI – Part III: Framing the Gen AI opportunity for Nvidia (July/23), Goldman Sachs Equity Research

# DBRG IS SCALING ITS PLATFORMS GLOBALLY TO MEET THIS DEMAND

With almost 4GW today and a power bank 4x that size, we are positioned to support customers growing footprints

**3.8GW+**

CUMULATIVE EXPECTED MW LEASED ACROSS OUR DATA CENTER PORTFOLIO IN 2024

**16GW+**

GLOBAL SECURED POWER



CUMULATIVE GW LEASED: DIGITALBRIDGE DATA CENTER PORTFOLIO
6.0
5.0
4.0
3.0
2.0
1.0
0.0
68%+
2020 – 2025E
CAGR
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025E (1)
Portfolio Company Acquisition
DATABANK
VANTAGE
VANTAGE
SCALA
VANTAGE
switch
yondr

Note: As of December 2024, based on leasing YTD. Past performance is not indicative of future results or outcomes. Please see Slide 2 for additional information. (1) 2025 represents forecasted data across DigitalBridge's data center platforms.

# UNDERSTANDING THE VALUE OF A MW TO DBRG SHAREHOLDER

## Megawatts, Gigawatts...what does it mean to the DBRG shareholder?...our investments create embedded value.

Simple analysis, using market-based assumptions, suggests substantial value creation for DBRG shareholders via carried interest...

...$290K/MW turns into $290M in potential DBRG shareholder carry when you are building at Gigawatt scale like some of our platforms...representing potentially over $1.50 of value per share per GW.

| | Illustrative Example | Operation |
|---|---|---|
| **Capex per MW** | **$10,000,000** | a |
| Equity Financing % | 50% | b |
| Original Equity Invested | $5,000,000 | c (a*b) |
| Pricing (Monthly $/Kw) [1] | $135.6 | d |
| Annual Revenue/MW | $1,627,200 | e (d*1,000*12) |
| Incremental EBITDA Margin | 50% | f |
| EBITDA/MW | $813,600 | g (e*f) |
| EBITDA Multiple | 20.0x | h |
| **Market Value of Leased MW** | **$16,272,000** | i (g*h) |
| Debt Repayment (principal+interest) [2] | $5,900,000 | j ((a-c) + (a-c)*6%*3) |
| **Net Equity Value per MW** | **$10,372,000** | k (j-i) |
| **MOIC** | **2.1x** | l (k/c) |
| Equity Profit per MW | $5,372,000 | m (k-c) |
| Carry % (DBRG Profits Interest) [3] | 20% | n |
| Carry $ | $1,074,400 | o (m*n) |
| DBRG Shareholder % of Carry [4] | 27% | p |
| **DBRG Shareholder Value per MW** | **$290,088** | q (o*p) |
| **WHAT ABOUT A GIG?** | | |
| **1MW --> 1GW** | **$290,088,000** | r (q X 1,000) |
| # of Shares (millions) | 187.0 | s |
| **DBRG $ Value/Share/GW** | **$1.55** | t (s/r) |

Original Equity Invested of $5 million/MW turns into Net Equity Value of $10.4 million/MW by Year 3

Value creation accrues to DBRG shareholders via participation in carried interest

At GW scale, significant potential for value creation

Notably, analysis utilizes conservative incremental margins

1 Pricing assumes 50% Hyperscale @~$115/kw/mth, 25% enterprise @~180/kw/mth and 25% wholesale @~$130/kw/mth; CBRE, GreenStreet, DBRG
2 Simple interest accrues @ 6% over 3 year build out and lease up period
3 Represents average DBRG flagship carried interest %
4 Represents blended average DBRG shareholder % of carried interest,~25% historical, 40% go-forward, per DBRG 2024 Investor Day

# 2025 CEO PRIORITIES

DIGITALBRIDGE


INVEST
FUNDRAISE
SCALE - DBRG

## CEO 2025 Checklist

☐ **FUNDRAISE**
- $40B+ of FEEUM
- Finalize flagship DBP Series and Credit fundraisings
- Launch new digital energy and data center strategies
- Develop and launch our second 'private wealth' offering

☐ **INVEST - PORTFOLIO**
- Deploy $18B+
- Support the next phase of AI buildout, edge and rest-of-network

☐ **SCALE-DBRG**
- Double digit revenue growth
- Continue expanding margins

***SUPPORT THE ACCELERATING GROWTH OF AI, CLOUD, AND MOBILE***

# 4 SUPPLEMENTAL FINANCIAL DATA

# SUMMARY FINANCIAL METRICS

| ($ and shares in thousands, except per share data and as noted) | 2024 4Q24 | 2024 3Q24 | 2024 2Q24 | 2024 1Q24 | 2023 4Q23 | 2023 3Q23 | 2023 2Q23 | 2023 1Q23 |
|---|---|---|---|---|---|---|---|---|
| **GAAP Results** | | | | | | | | |
| GAAP Fee revenue | $ 101,551 | $ 76,582 | $ 78,605 | $ 72,955 | $ 74,009 | $ 65,240 | $ 65,742 | $ 59,126 |
| Net income (loss) attributable to common stockholders | (19,711) | (883) | 76,763 | (44,288) | 100,607 | 261,828 | (22,411) | (212,473) |
| Net income (loss) attributable to common stockholders per basic share[(1)] | (0.12) | (0.01) | 0.44 | (0.28) | 0.61 | 1.60 | (0.14) | (1.34) |
| Common dividend per share | 0.01 | 0.01 | 0.01 | 0.01 | 0.01 | 0.01 | 0.01 | 0.01 |
| **Non-GAAP Results** | | | | | | | | |
| Fee Related Earnings ("FRE") Fee Revenue[(2)] | $ 101,641 | $ 76,664 | $ 78,688 | $ 72,791 | $ 74,394 | $ 66,058 | $ 66,598 | $ 60,098 |
| Fee Related Earnings[(3)] | 35,424 | 26,154 | 25,968 | 19,563 | 26,437 | 18,404 | 21,607 | 15,338 |
| FRE per basic share | 0.19 | 0.14 | 0.14 | 0.11 | 0.15 | 0.10 | 0.12 | 0.09 |
| Distributable Earnings ("DE")[(3)] | 19,903 | 10,732 | 19,629 | 2,232 | 17,931 | 32,618 | 5,503 | (7,430) |
| DE per basic share | 0.11 | 0.06 | 0.11 | 0.01 | 0.10 | 0.19 | 0.03 | (0.04) |
| Fee Earning Equity Under Management ("FEEUM") (in billions) | $ 35.5 | $ 34.1 | $ 32.7 | $ 32.5 | $ 32.8 | $ 29.9 | $ 29.1 | $ 27.7 |
| **Balance Sheet and Capitalization** | | | | | | | | |
| Total assets | $ 3,513,318 | $ 3,542,947 | $ 3,502,420 | $ 3,463,816 | $ 3,562,550 | $ 6,872,091 | $ 10,757,065 | $ 10,743,429 |
| Total debt principal | 300,000 | 300,000 | 300,000 | 372,422 | 378,422 | 383,082 | 404,222 | 579,022 |
| Available corporate cash | 139,950 | 126,760 | 127,260 | 112,948 | 175,195 | 230,300 | 204,508 | 449,368 |
| Available corporate cash & VFN / Revolver borrowing availability | 439,950 | 426,760 | 427,260 | 412,948 | 475,195 | 530,300 | 504,508 | 749,368 |
| Perpetual Preferred Equity, $25 per share liquidation preference | 821,899 | 821,899 | 821,899 | 821,899 | 821,899 | 821,899 | 821,899 | 827,711 |
| **Share Count** | | | | | | | | |
| FRE and DE weighted average basic shares and OP units[(4)] | 186,488 | 186,906 | 185,916 | 176,222 | 175,946 | 175,874 | 173,636 | 173,107 |
| Diluted shares and OP units outstanding at period end[(4)] | 186,979 | 188,040 | 187,218 | 187,998 | 186,406 | 185,943 | 185,506 | 185,243 |

(1) For purpose of calculating net income (loss) attributable to common stockholders per basic share, net income (loss) attributable to common stockholders is adjusted to deduct dividends attributed to unvested restricted stock and deferred stock units and divided by GAAP weighted average basic shares, which represent the weighted average number of Class A and Class B common stock outstanding during the respective quarters.

(2) FRE fee revenue represents recurring fee revenue, including incentive fees, that are not subject to realization events related to underlying fund investments, and does not give effect to elimination of fee revenue from consolidated funds.

(3) FRE and DE are presented at the Operating Company level, net of noncontrolling interests.

(4) FRE and DE weighted average basic shares and OP units are used to calculate FRE per basic share and DE per basic share, representing the GAAP weighted average basic shares outstanding, plus weighted average unvested restricted stock and OP units outstanding during the respective quarters. Diluted shares and OP units outstanding at period end represent the same shares and units outstanding at respective quarter ends (not a weighted average), adjusted to include the effect of potentially dilutive share equivalents which are common stock issuable in connection with performance stock units, in-the-money warrants and, prior to their exchange/redemption in Q2 2024, exchangeable senior notes.

# FEEUM, FEE RELATED EARNINGS & DISTRIBUTABLE EARNINGS

| ($ in millions) | 12/31/24 Blended Fee Rate | 2024 4Q24 | 2024 3Q24 | 2024 2Q24 | 2024 1Q24 | 2023 4Q23 | 2023 3Q23 | 2023 2Q23 | 2023 1Q23 |
|---|---|---|---|---|---|---|---|---|---|
| DigitalBridge Partners I (DBP I) | 1.10% | $ 3,587 | $ 3,650 | $ 3,677 | $ 3,687 | $ 3,571 | $ 3,345 | $ 3,311 | $ 3,180 |
| DigitalBridge Partners II (DBP II) | 1.18% | 6,985 | 6,568 | 6,269 | 6,219 | 6,687 | 7,996 | 7,996 | 7,996 |
| DigitalBridge Partners III (DBP III) | 1.18% | 5,348 | 4,530 | 3,973 | 3,230 | 2,671 | — | — | — |
| Co-Investment Vehicles | 0.44% | 11,539 | 10,049 | 9,547 | 9,863 | 9,646 | 8,519 | 7,990 | 7,000 |
| InfraBridge | 1.11% | 3,685 | 5,051 | 5,159 | 5,117 | 5,121 | 5,083 | 5,112 | 5,083 |
| Core, Credit and Liquid Strategies | 0.66% | 3,179 | 3,047 | 2,862 | 2,895 | 2,703 | 2,591 | 2,383 | 2,248 |
| Separately Capitalized Portfolio Companies | 0.81% | 1,173 | 1,191 | 1,174 | 1,520 | 2,372 | 2,402 | 2,267 | 2,187 |
| **Fee Earning Equity Under Management (FEEUM)** | **0.86%** | **$ 35,496** | **$ 34,086** | **$ 32,661** | **$ 32,531** | **$ 32,771** | **$ 29,936** | **$ 29,059** | **$ 27,694** |

| ($ in thousands) | 4Q24 | 3Q24 | 2Q24 | 1Q24 | 4Q23 | 3Q23 | 2Q23 | 1Q23 |
|---|---|---|---|---|---|---|---|---|
| Fee revenue[1] | $ 101,641 | $ 76,664 | $ 78,688 | $ 72,791 | $ 74,394 | $ 66,058 | $ 66,598 | $ 60,098 |
| Cash compensation[1] | (44,954) | (33,774) | (35,644) | (36,893) | (31,177) | (34,316) | (31,882) | (28,579) |
| Administrative and other expenses[1] | (21,263) | (16,736) | (17,076) | (16,335) | (17,296) | (14,493) | (14,274) | (17,096) |
| Start-Up FRE | — | — | — | — | 516 | 1,155 | 1,165 | 915 |
| **Fee Related Earnings[2][3]** | **35,424** | **26,154** | **25,968** | **19,563** | **26,437** | **18,404** | **21,607** | **15,338** |
| Realized principal investment income[4] | 3,903 | 2,129 | 7,551 | 2,301 | 2,084 | 1,994 | 2,087 | 2,332 |
| Distributed carried interest and incentive fees subject to realization events, net of associated expense allocation | — | — | 186 | 99 | — | 27,927 | — | — |
| Interest, dividend and other income | 4,127 | 2,828 | 3,094 | 4,375 | 5,806 | 6,436 | 10,720 | (94) |
| Interest expense and preferred dividends | (18,088) | (18,245) | (17,177) | (19,162) | (19,184) | (19,261) | (19,592) | (21,948) |
| Placement fee and other expenses | (4,645) | (1,247) | — | (3,698) | (617) | (1,668) | (5,384) | (1,045) |
| Income tax benefit (expense) | (818) | (887) | 7 | (1,246) | 3,921 | (59) | (2,770) | (1,098) |
| Start-up FRE | — | — | — | — | (516) | (1,155) | (1,165) | (915) |
| **Distributable Earnings[3]** | **$ 19,903** | **$ 10,732** | **$ 19,629** | **$ 2,232** | **$ 17,931** | **$ 32,618** | **$ 5,503** | **$ (7,430)** |

(1) These amounts are determined based upon the definition of FRE and therefore, differ from those presented on the GAAP financial results.

(2) Beginning in 2024, FRE is reported on a Company-wide basis, consistent with the entirety of the Company's business representing a single reportable segment. In prior periods, the Company had reported Investment Management FRE, which was an FRE measure specific to its previously reported Investment Management segment. The Investment Management segment previously bore only operating costs that were directly attributable or otherwise can be subjected to a reasonable and systematic attribution to the Investment Management segment. Company-wide FRE includes all operating costs of the Company as a whole that fall within the definition of FRE.

(3) FRE and DE are presented at the Operating Company level, net of noncontrolling interests.

(4) DE included distributions from a portfolio company in the former Operating segment prior to 2024.

# FUND PERFORMANCE

Certain performance metrics for our key investment funds from inception through December 31, 2024 are presented in the table below. Excluded are funds with less than one year of performance history as of December 31, 2024, funds and separately managed accounts in the liquid strategy, co-investment vehicles and separately capitalized portfolio companies. The historical performance of our funds is not indicative of their future performance nor indicative of the performance of our other existing funds or of any of our future funds. An investment in DBRG is not an investment in any of our funds and these fund performance metrics are not indicative of the performance of DBRG.

*($ in millions, as of December 31, 2024)*

| Fund (1) | Inception Date (2) | Total Commitments | Invested Capital (3) | Available Capital (4) | Investment Value | | | MOIC (7) (9) | | IRR (8) (9) | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | Unrealized | Realized (5) | Total (6) | Gross | Net | Gross | Net |
| **Value-Add** | | | | | | | | | | | |
| DBP I | Mar-2018 | $ 4,059 | $ 4,838 | $ 206 | $ 6,262 | $ 1,426 | $ 7,688 | 1.6x | 1.4x | 13.9% | 9.9% |
| DBP II | Nov-2020 | 8,286 | 7,933 | 920 | 9,659 | 842 | 10,501 | 1.3x | 1.2x | 11.9% | 8.2% |
| **Core** | | | | | | | | | | | |
| SAF | Nov-2022 | 1,110 | 996 | 148 | 1,061 | 26 | 1,087 | 1.1x | 1.1x | 6.3% | 3.9% |
| **InfraBridge** | | | | | | | | | | | |
| GIF I | Mar-2015 | 1,411 | 1,504 | 388 | 1,246 | 1,099 | 2,345 | 1.6x | 1.4x | 8.9% | 6.5% |
| GIF II | Jun-2018 | 3,382 | 3,151 | 28 | 2,238 | 262 | 2,500 | 0.8x | 0.7x | <0% | <0% |
| **Credit** | | | | | | | | | | | |
| Credit I | Dec-2022 | 697 | 455 | 418 | 312 | 193 | 505 | 1.1x | 1.1x | 10.0% | 6.5% |

(1) Performance metrics are presented in aggregate for main fund vehicle, its parallel vehicles and alternative investment vehicles.

(2) Inception date represents first close date of the fund, except for Credit I which is the first capital call date. The manager/general partner of the InfraBridge funds were acquired in February 2023.

(3) Invested capital represents the original cost and subsequent fundings to investments. Invested capital includes financing costs and investment related expenses which are capitalized. With respect to InfraBridge funds, such costs are expensed during the period and excluded from their determination of invested capital.

(4) Available capital represents unfunded commitments, including recallable capital.

(5) Realized value represents proceeds from dispositions that have closed and all earnings from both realized and unrealized investments, including interest, dividend and ticking fees.

(6) Total value is the sum of unrealized fair value and realized value of investments.

(7) Total investment gross multiple of invested capital ("MOIC") is calculated as total value of investments, that is realized proceeds and unrealized fair value, divided by invested capital, without giving effect to allocation of management fee expense, other fund expenses and general partner carried interest (both distributed and unrealized).

Total investment net MOIC is calculated as total value of investments, that is realized proceeds and unrealized fair value, divided by invested capital, after giving effect to allocation of management fee expense, other fund expenses and general partner carried interest (both distributed and unrealized).

MOIC calculations exclude capital not subject to fees and/or carried interest, including general partner and general partner affiliate capital. MOICs are calculated at the fund level and do not reflect MOICs at the individual investor level.

(8) Gross internal rate of return ("IRR") represents annualized time-weighted return on invested capital based upon total value of investments, that is realized proceeds and unrealized fair value, without giving effect to allocation of management fee expense, other fund expenses and general partner carried interest (both distributed and unrealized). Gross IRR is calculated from the date of investment fundings (taking into account the benefit of any credit facility at the fund level) to the date of investment distributions. For unrealized investments, gross IRR assumes a liquidating distribution equal to the investment fair value, net of amounts funded through the fund's credit facility, if any. Gross IRR is calculated at the fund level and does not reflect gross IRR of any individual investor due to timing of investor level inflows and outflows, among other factors.

Net IRR is gross IRR after giving effect to allocation of management fee expense, other fund expenses and general partner carried interest (both distributed and unrealized). Net IRR is calculated at the individual investor level based upon timing and amount of fee-paying third party investor level inflows and outflows, and excludes capital not subject to fees and/or carried interest, including general partner and general partner affiliate capital.

If an investment is later syndicated to third-party investor(s), the IRRs will include cash flows associated with such syndication. This treatment with respect to syndications was implemented in fiscal year 2024 and applied on a life-to-date basis for all funds presented.

(9) Our funds generally permit us to recycle certain capital distributed to limited partners during certain time periods. The exclusion of recycled capital generally causes invested and realized amounts to be lower and MOICs to be higher than had recycled capital been included. In addition, for funds that utilize a subscription line credit facility in advance of receiving capital contributions from investors, reported IRRs may be higher or lower than if such facility had not been utilized.

# CAPITALIZATION

*($ and shares in thousands, as of December 31, 2024)*

| **Securitized Notes** - Class A-2 Term Notes | | |
|---|---|---|
| Amount Outstanding | $ | 300,000 |
| Interest Rate (Per Annum) | | 3.933 % |
| Anticipated Repayment Date | | September 25, 2026 |
| Kroll Rating | | BBB |

| **Revolver** - Class A-1 Variable Funding Notes | | |
|---|---|---|
| Maximum Available | $ | 300,000 |
| Amount Outstanding | $ | — |
| Interest Rate (Per Annum)(1) | | Adjusted 1M Term SOFR + 3.00% |
| Fully Extended Anticipated Repayment Date(2) | | September 25, 2026 |

| **Perpetual Preferred Stock** | **Liquidation Preference** | **Shares Outstanding** |
|---|---|---|
| Series H 7.125% Cumulative Redeemable Perpetual Preferred Stock | $ 209,870 | 8,395 |
| Series I 7.15% Cumulative Redeemable Perpetual Preferred Stock | 321,668 | 12,867 |
| Series J 7.125% Cumulative Redeemable Perpetual Preferred Stock | 290,361 | 11,614 |
| Total Preferred Stock | $ 821,899 | 32,876 |

(1) Adjusted 1-month term SOFR is equivalent to 1-month term SOFR plus 0.11448%.
(2) Incorporates two one-year extension options subject to 1) either rating agency confirmation and consent of VFN noteholders or DSCR exceeding 1.75x, 2) Class A-2 term notes rating not less than BBB-, and 3) other customary conditions. Extension requires a 0.05% extension fee. First extension exercised in July 2024.

# GP AFFILIATED INVESTMENTS

| ($ in thousands) | 2024 | | | | 2023 | | | |
|---|---|---|---|---|---|---|---|---|
| **Consolidated** | 4Q24 | 3Q24 | 2Q24 | 1Q24 | 4Q23 | 3Q23 | 2Q23 | 1Q23 |
| **GP Affiliated Investments** | | | | | | | | |
| DBP Series | $ 496,004 | $ 470,937 | $ 452,604 | $ 446,954 | $ 446,423 | $ 442,991 | $ 427,188 | $ 395,534 |
| DataBank and Vantage SDC(1)(2) | 682,047 | 679,335 | 674,900 | 940,854 | 931,004 | 434,666 | 204 | 206 |
| Other Funds & Investments (InfraBridge, Core, Credit, Liquid, Ventures) | 419,422 | 443,064 | 399,066 | 400,887 | 390,034 | 438,086 | 431,511 | 476,468 |
| **Total GP Affiliated Investments—Consolidated** | **$ 1,597,473** | **$ 1,593,336** | **$ 1,526,570** | **$ 1,788,695** | **$ 1,767,461** | **$ 1,315,743** | **$ 858,903** | **$ 872,208** |
| | | | | | | | | |
| **Operating Company Share** | | | | | | | | |
| **GP Affiliated Investments** | | | | | | | | |
| DBP Series | $ 363,984 | $ 339,659 | $ 321,917 | $ 317,530 | $ 313,829 | $ 300,096 | $ 290,782 | $ 269,768 |
| DataBank and Vantage SDC(1) | 677,441 | 674,872 | 670,463 | 678,359 | 668,509 | 434,666 | 204 | 206 |
| Other Funds & Investments (InfraBridge, Core, Credit, Liquid, Ventures) | 334,962 | 362,675 | 356,055 | 369,170 | 364,879 | 334,818 | 332,222 | 386,527 |
| **Total GP Affiliated Investments—Net(3)** | **$ 1,376,387** | **$ 1,377,206** | **$ 1,348,435** | **$ 1,365,059** | **$ 1,347,217** | **$ 1,069,580** | **$ 623,208** | **$ 656,501** |

(1) DBRG's interest in DataBank and Vantage SDC are reflected as GP affiliated investments only upon deconsolidation of these portfolio companies in 3Q23 and 4Q23, respectively, other than DBRG's GP interest in an unconsolidated Vantage SDC fund which is reflected as a GP affiliate investment in all periods presented.
(2) On a consolidated basis, GP affiliated investments reflected the interest of two consolidated Vantage SDC funds, including the fund limited partners' interests, in 4Q23 and 1Q24, and reflect only DBRG's interest in Vantage SDC beginning 2Q24 upon deconsolidation of these funds.
(3) Presented at Operating Company level, net of noncontrolling interests. The latter represent limited partners of consolidated funds, a third-party investor and management interest in GP entities.

# BALANCE SHEET

| ($ in thousands) | December 31, 2023 | December 31, 2024 |
|---|---|---|
| **Assets** | | |
| Cash and cash equivalents | $ 345,335 | $ 302,154 |
| Restricted cash | 4,915 | 4,144 |
| Investments[(1)] | 2,476,093 | 2,492,268 |
| Goodwill | 465,991 | 465,602 |
| Intangible assets | 103,750 | 72,460 |
| Other assets | 78,953 | 52,059 |
| Due from affiliates | 85,815 | 124,186 |
| Assets of discontinued operations | 1,698 | 445 |
| **Total assets[(2)]** | **$ 3,562,550** | **$ 3,513,318** |
| **Liabilities** | | |
| Debt | $ 371,783 | $ 296,362 |
| Other liabilities[(1)] | 681,451 | 725,507 |
| Liabilities of discontinued operations | 153 | 259 |
| **Total liabilities[(3)]** | 1,053,387 | 1,022,128 |
| Redeemable noncontrolling interests[(4)] | 17,862 | 24,356 |
| Stockholders' equity | 1,811,055 | 1,958,582 |
| Noncontrolling interests in investment entities[(4)] | 605,311 | 430,528 |
| Noncontrolling interests in Operating Company | 74,935 | 77,724 |
| **Total liabilities, redeemable noncontrolling interests and equity** | **$ 3,562,550** | **$ 3,513,318** |

(1) Included in investments is carried interest of $676M and $895M while carried interest expense allocation of $357M and $487M is included in other liabilities at December 31, 2023 and December 31, 2024, respectively.

(2) Includes assets held by consolidated funds: cash of $69 million and $63 million, investments of $483 million and $146 million and other assets of $0.4M and $0.7M at December 31, 2023 and December 31, 2024, respectively.

(3) Includes other liabilities of consolidated funds of $64 million and $58 million at December 31, 2023 and December 31, 2024, respectively.

(4) Limited partners of consolidated funds represent all of redeemable noncontrolling interests and $271 million and $49 million of noncontrolling interests in investment entities at December 31, 2023 and December 31, 2024, respectively. Remaining noncontrolling interests in investment entities largely represent carried interest expense allocation and minority interest ownership in general partner entities attributed to management and a third party investor.

# DISTRIBUTABLE EARNINGS & FEE RELATED EARNINGS

| ($ in thousands) | 2024 4Q24 | 2024 3Q24 | 2024 2Q24 | 2024 1Q24 | 2023 4Q23 | 2023 3Q23 | 2023 2Q23 | 2023 1Q23 |
|---|---|---|---|---|---|---|---|---|
| Net income (loss) attributable to common stockholders | $ (19,711) | $ (883) | $ 76,763 | $ (44,288) | $ 100,607 | $ 261,828 | $ (22,411) | $ (212,473) |
| Net income (loss) attributable to noncontrolling interests in Operating Company | (1,355) | (50) | 5,426 | (3,338) | 7,627 | 19,918 | (1,745) | (16,662) |
| Net income (loss) attributable to Operating Company | (21,066) | (933) | 82,189 | (47,626) | 108,234 | 281,746 | (24,156) | (229,135) |
| **Adjustments:** | | | | | | | | |
| Transaction-related costs and non-core items[1] | 9,465 | 9,541 | 5,344 | 7,556 | 13,448 | 6,515 | 6,611 | 18,277 |
| Other (gain) loss, net[2] | (7,094) | (47,906) | (13,451) | 6,463 | 2,592 | (256,439) | 11,739 | 150,921 |
| Unrealized principal investment income | 3,930 | (7,308) | (7,813) | (468) | (93,534) | (17,943) | (30,409) | (3,562) |
| Unrealized carried interest, net of associated expense (allocation) reversal[3] | 18,165 | 7,658 | (75,065) | 2,686 | (48,338) | (24,874) | (9,974) | 16,606 |
| Equity-based compensation | (7) | 8,828 | 17,641 | 9,214 | 9,796 | 14,340 | 20,691 | 10,770 |
| Depreciation and amortization expense | 8,215 | 8,227 | 8,097 | 9,167 | 9,104 | 9,319 | 11,353 | 6,875 |
| Amortization of deferred financing costs, debt premiums and discounts | 524 | 524 | 584 | 664 | 640 | 660 | 690 | 794 |
| Preferred stock redemption (gain) loss | — | — | — | — | — | — | (927) | — |
| Adjustments attributable to noncontrolling interests in investment entities[4] | 1,110 | 33,540 | 1,381 | 456 | 4,208 | 5,243 | 4,080 | (5,902) |
| OP share of (income) loss from discontinued operations[5] | 6,661 | (1,439) | 722 | 14,120 | 11,781 | 14,051 | 15,805 | 26,926 |
| **Distributable Earnings (After Tax)[6]** | **19,903** | **10,732** | **19,629** | **2,232** | **17,931** | **32,618** | **5,503** | **(7,430)** |
| Realized principal investment income[7] | (3,903) | (2,129) | (7,551) | (2,301) | (2,084) | (1,994) | (2,087) | (2,332) |
| Distributed carried interest and incentive fees subject to realization events, net of associated expense allocation[3] | — | — | (186) | (99) | — | (27,927) | — | — |
| Interest, dividend and other income | (4,127) | (2,828) | (3,094) | (4,375) | (5,806) | (6,436) | (10,720) | 94 |
| Interest expense and preferred dividends | 18,088 | 18,245 | 17,177 | 19,162 | 19,184 | 19,261 | 19,592 | 21,948 |
| Placement fee and other expenses | 4,645 | 1,247 | — | 3,698 | 617 | 1,668 | 5,384 | 1,045 |
| Income tax (benefit) expense | 818 | 887 | (7) | 1,246 | (3,921) | 59 | 2,770 | 1,098 |
| Start-up FRE | — | — | — | — | 516 | 1,155 | 1,165 | 915 |
| **Fee Related Earnings[6]** | **$ 35,424** | **$ 26,154** | **$ 25,968** | **$ 19,563** | **$ 26,437** | **$ 18,404** | **$ 21,607** | **$ 15,338** |

(1) Transaction-related costs are expenses incurred in connection with acquisitions and unconsummated deals. Non-core items primarily include acquisition-related compensation and certain severance costs, as well as litigation and settlement-related matters. These costs are excluded from DE as they are related to discrete items, are not considered part of our ongoing operating cost structure, and are not reflective of our core operating performance.

(2) Comprises (i) all unrealized gains and losses; and (ii) realized gains and losses recorded by consolidated funds or associated with non-core investments.

(3) Carried interest and incentive fees are presented net of expense allocation or reversal. The expense component is included within compensation expense—incentive fees and carried interest allocation (reversal), other gain (loss), and net income (loss) attributable to noncontrolling interests in investment entities on the GAAP income statement.

(4) Adjustments attributable to noncontrolling interests in investment entities pertain to other gain/loss attributed to limited partners of consolidated funds, and a third party investor's share of unrealized principal investment income attributed to our general partner interest in certain sponsored funds. Allocation of unrealized carried interest to management and a third party investor is netted against "unrealized carried interest, net of expense (allocation) reversal" for all periods presented (recasted for periods prior to the second quarter of 2024 when it was previously presented gross in "adjustments attributable to noncontrolling interests in investment entities").

(5) OP share of discontinued operations represents primarily operating results of portfolio companies consolidated in the former Operating segment prior to 2024, net of associated noncontrolling interests in investment entities, and residual activities from the Company's former real estate business that had been disposed.

(6) DE and FRE are presented at the Operating Company level, net of noncontrolling interests.

(7) DE included distributions from a portfolio company in the former Operating segment in 2023.

# RECONCILIATIONS

| ($ in thousands) | 2024 4Q24 | 3Q24 | 2Q24 | 1Q24 | 2023 4Q23 | 3Q23 | 2Q23 | 1Q23 |
|---|---|---|---|---|---|---|---|---|
| **FRE Fee Revenue** | | | | | | | | |
| GAAP Fee Revenue | $ 101,551 | $ 76,582 | $ 78,605 | $ 72,955 | $ 74,009 | $ 65,240 | $ 65,742 | $ 59,126 |
| Consolidated Funds[1] | 90 | 82 | 84 | 471 | 385 | 818 | 856 | 972 |
| Incentive Fees[2] | — | — | (1) | (635) | — | — | — | — |
| | **$ 101,641** | **$ 76,664** | **$ 78,688** | **$ 72,791** | **$ 74,394** | **$ 66,058** | **$ 66,598** | **$ 60,098** |
| **FRE Cash Compensation** | | | | | | | | |
| GAAP Compensation Expense—Cash and Equity-Based | $ 35,550 | $ 43,426 | $ 51,661 | $ 51,184 | $ 49,748 | $ 53,116 | $ 56,557 | $ 47,471 |
| Equity-Based Compensation | 7 | (8,828) | (17,641) | (9,214) | (9,795) | (14,340) | (20,691) | (10,770) |
| Compensation Expense—Incentive Fees[2] | 10,286 | 218 | 1,238 | 185 | 1,583 | — | 619 | 14 |
| Non-Core and Other Items[3] | (889) | (1,042) | 386 | (5,262) | (10,359) | (4,460) | (4,603) | (8,136) |
| | **$ 44,954** | **$ 33,774** | **$ 35,644** | **$ 36,893** | **$ 31,177** | **$ 34,316** | **$ 31,882** | **$ 28,579** |
| **FRE Administrative and Other Expenses** | | | | | | | | |
| GAAP Administrative and Other Expenses | $ 36,974 | $ 27,193 | $ 26,508 | $ 24,310 | $ 27,244 | $ 17,741 | $ 21,505 | $ 20,447 |
| Placement Fees[4] | (3,108) | (250) | — | (3,698) | (30) | (15) | (3,653) | — |
| Reimbursable Costs[5] | (3,707) | (1,980) | (3,284) | (2,143) | (6,178) | (781) | (1,139) | (1,075) |
| Non-Core and Other Items[6] | (8,896) | (8,227) | (6,148) | (2,134) | (3,740) | (2,452) | (2,439) | (2,276) |
| | **$ 21,263** | **$ 16,736** | **$ 17,076** | **$ 16,335** | **$ 17,296** | **$ 14,493** | **$ 14,274** | **$ 17,096** |

(1) FRE is presented without giving effect to the elimination of fee revenue from consolidated funds to the extent such fees meet the definition of FRE.
(2) Incentive fees earned and related compensation expense are included in FRE to the extent their performance trigger is not based upon realization events related to underlying fund investments, whereas all incentive fees earned and associated compensation expense are included in DE.
(3) Non-core compensation items include primarily acquisition-related compensation and certain severance costs, and compensation costs reimbursable by managed funds that are presented gross under GAAP but netted against other income for purposes of FRE and DE presentation.
(4) Placement fees are excluded from FRE but included in DE.
(5) Reimbursable costs include administrative costs reimbursable by managed funds that are presented gross under GAAP but netted against other income for purposes of FRE and DE presentation.
(6) Non-core administrative items include primarily costs associated with certain litigation and settlement matters.

# RECONCILIATIONS

| ($ in thousands) | 2024 4Q24 | 2024 3Q24 | 2024 2Q24 | 2024 1Q24 | 2023 4Q23 | 2023 3Q23 | 2023 2Q23 | 2023 1Q23 |
|---|---|---|---|---|---|---|---|---|
| **DE Realized Principal Investment Income** | | | | | | | | |
| GAAP Principal Investment Income | $ 1,241 | $ 9,955 | $ 15,982 | $ 2,845 | $ 93,534 | $ 17,943 | $ 30,409 | $ 3,562 |
| Unrealized Principal Investment (Income) Loss | 3,930 | (7,308) | (7,813) | (468) | (93,534) | (17,943) | (30,409) | (3,285) |
| Noncontrolling Interests in Realized Principal Investment Income | (1,268) | (518) | (618) | (76) | — | — | — | — |
| Distribution from Portfolio Company in Former Operating Segment | — | — | — | — | 2,084 | 1,994 | 2,087 | 2,055 |
| | **$ 3,903** | **$ 2,129** | **$ 7,551** | **$ 2,301** | **$ 2,084** | **$ 1,994** | **$ 2,087** | **$ 2,332** |
| **DE Realized Carried Interest and Incentive Fees Subject to Realization Events, Net of Associated Expense Allocation** | | | | | | | | |
| GAAP Carried Interest Allocation (Reversal) | $ (45,717) | $ (15,799) | $ 288,244 | $ (8,478) | $ 169,686 | $ 168,891 | $ 79,254 | $ (54,756) |
| GAAP Compensation Expense—Incentive Fee and Carried Interest (Allocation) Reversal | 18,592 | 8,474 | (178,430) | 6,714 | (113,920) | (72,865) | (36,076) | 36,831 |
| | (27,125) | (7,325) | 109,814 | (1,764) | 55,766 | 96,026 | 43,178 | (17,925) |
| Unrealized Carried Interest (Allocation) Reversal | 45,717 | 15,799 | (288,126) | 8,478 | (169,686) | (140,964) | (79,254) | 55,232 |
| Compensation expense—Unrealized Carried Interest Allocation (Reversal) | (28,878) | (8,692) | 177,272 | (7,435) | 112,337 | 72,865 | 35,457 | (36,992) |
| Incentive Fee Revenue Subject to Realization Event[1] | — | — | 1 | 635 | — | — | — | — |
| Compensation Expense—Incentive Fee Not Subject to Realization Event[2] | 10,286 | 218 | 1,238 | 185 | 1,583 | — | 619 | 14 |
| Noncontrolling Interests in Realized Carried Interest | — | — | (13) | — | — | — | — | (329) |
| | **$ —** | **$ —** | **$ 186** | **$ 99** | **$ —** | **$ 27,927** | **$ —** | **$ —** |

(1) Incentive fees with a performance trigger based upon realization events of underlying fund investments are excluded from FRE but included in DE.
(2) Compensation expense related to incentive fees with performance trigger not based upon realization events of underlying fund investments is already included in FRE.

# RECONCILIATIONS

| (shares in thousands) | 2024 | | | | 2023 | | | |
|---|---|---|---|---|---|---|---|---|
| | 4Q24 | 3Q24 | 2Q24 | 1Q24 | 4Q23 | 3Q23 | 2Q23 | 1Q23 |
| **FRE and DE Weighted Average Basic Shares and OP Units** | | | | | | | | |
| GAAP Weighted Average Basic Shares Outstanding | 171,254 | 171,542 | 170,358 | 161,043 | 160,664 | 160,564 | 158,089 | 158,446 |
| Weighted Average OP Units | 11,986 | 12,200 | 12,291 | 12,338 | 12,376 | 12,376 | 12,543 | 12,629 |
| Weighted Average Unvested Restricted Stock | 3,248 | 3,164 | 3,267 | 2,841 | 2,906 | 2,934 | 3,004 | 2,032 |
| | **186,488** | **186,906** | **185,916** | **176,222** | **175,946** | **175,874** | **173,636** | **173,107** |

| ($ in thousands) | 4Q24 | 3Q24 | 2Q24 | 1Q24 | 4Q23 | 3Q23 | 2Q23 | 1Q23 |
|---|---|---|---|---|---|---|---|---|
| **GP Affiliated Investments—Consolidated** | | | | | | | | |
| Total Investments on Balance Sheet | $ 2,492,268 | $ 2,540,029 | $ 2,517,653 | $ 2,488,826 | $ 2,476,093 | $ 1,879,981 | $ 1,288,877 | $ 1,226,952 |
| Carried Interest Allocation | (894,553) | (940,271) | (956,069) | (667,943) | (676,421) | (506,736) | (365,771) | (286,517) |
| Non-Core Investments | (242) | (6,422) | (35,014) | (32,188) | (32,211) | (57,502) | (64,203) | (68,227) |
| | **$ 1,597,473** | **$ 1,593,336** | **$ 1,526,570** | **$ 1,788,695** | **$ 1,767,461** | **$ 1,315,743** | **$ 858,903** | **$ 872,208** |

# 6 APPENDIX

# IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES

This presentation contains the following non-GAAP financial measures attributable to the Operating Company: Fee Related Earnings ("FRE") and Distributable Earnings ("DE"). FRE and DE are common metrics utilized in the investment management sector. We present FRE and DE at the Operating Company level, which is net of amounts attributed to noncontrolling interests, composed largely of the limited partners' share of our consolidated funds and Wafra's share of earnings attributed to our general partner interest in certain funds. For the same reasons, the Company believes these non-GAAP measures are useful to the Company's investors and analysts. As we evaluate profitability based upon continuing operations, these non-GAAP measures exclude results from discontinued operations.

We believe the non-GAAP financial measures of FRE and DE supplement and enhance the overall understanding of our underlying financial performance and trends, and facilitate comparison among current, past and future periods and to other companies in similar lines of business. We use FRE and DE in evaluating the Company's ongoing business performance and in making operating decisions. For the same reasons, we believe FRE and DE are useful financial measures to the Company's investors and analysts.

These non-GAAP financial measures should be considered as a supplement to and not an alternative or in lieu of GAAP net income (loss) as measures of operating performance, or to cash flows from operating activities as indicators of liquidity. Our calculation of these non-GAAP measures may differ from methodologies utilized by other companies for similarly titled performance measures and, as a result, may not be fully comparable to those calculated by our peers.

**Fee-Related Earnings ("FRE")**: Beginning in 2024, FRE is reported on a Company-wide basis, consistent with the entirety of the Company's business representing a single reportable segment. In prior periods, the Company had reported Investment Management FRE, which was an FRE measure specific to its previously reported Investment Management segment. The Investment Management segment previously bore only operating costs that were directly attributable or otherwise can be subjected to a reasonable and systematic attribution to the investment management business. Company-wide FRE includes all operating costs of the Company as a whole that fall within the definition of FRE.

FRE is used to assess the extent to which direct base compensation and core operating expenses are covered by recurring fee revenues in our investment management business. FRE represents recurring fee revenue, including incentive fees that are not subject to realization events related to underlying fund investments, net of compensation and administrative expenses. Such expenses generally exclude non-cash equity-based compensation, carried interest compensation, and placement fee expense. Also, consistent with DE, FRE excludes non-core items, and presents costs reimbursable by our managed funds on a net basis (as opposed to a gross-up of other income and administrative expenses). Where applicable, FRE is adjusted for Start-Up FRE as defined below.

Fee revenues earned from consolidated funds are eliminated in consolidation. However, because the fees are funded by and earned from third party investors in these consolidated funds who represent noncontrolling interests, our allocated share of net income from the consolidated funds is increased by the amount of fees that are eliminated. The elimination of these fees, therefore, does not affect net income (loss) attributable to DBRG. Accordingly, FRE is presented without giving effect to the elimination of fee revenue to the extent such fees meet the definition of FRE.

FRE does not include distributed carried interest as these are not recurring revenues and are subject to variability given that they are dependent upon realization events related to underlying fund investments. Placement fees are also excluded from FRE as they are inconsistent in amount and frequency depending upon timing of fundraising for our funds. Other items excluded from FRE include realized principal investment income (loss); and interest, dividend and other income, all of which are not core to the investment management fee service business.

To reflect a stabilized investment management business, FRE is further adjusted to exclude Start-Up FRE, where applicable. Start-Up FRE is FRE associated with new investment strategies that have 1) not yet held a first close raising FEEUM; or 2) not yet achieved break-even FRE only for investment products that may be terminated solely at the Company's discretion. The Company regularly evaluates new investment strategies and exclude Start-Up FRE until such time a new strategy is determined to form part of the Company's core investment management business.

We believe that FRE is a useful measure to investors as it reflects the Company's profitability based upon recurring fee streams that are not subject to realization events related to underlying fund investments, and without the effects of income taxes, leverage, non-cash expenses, income (loss) items that are unrealized and other items that may not be indicative of core operating results in an investment management fee service business.

# IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES (CONTINUED)

**Distributable Earnings ("DE")**: DE generally represents net realized earnings of the Company and is an indicative measure used by the Company to assess ongoing operating performance and in making decisions related to distributions and reinvestments. Accordingly, we believe DE provides investors and analysts transparency into the measure of performance used by the Company in its decision making.

DE is an after-tax measure that reflects the ongoing operating performance of the Company's core business by including earnings that are realized and generally excluding non-cash expenses, other income (loss) items that are unrealized and items that may not be indicative of core operating results.

Realized earnings included in DE are generally comprised of fee revenue, including all incentive fees, realized principal investment income (loss), distributed carried interest, interest and dividend income. Income (loss) on principal investments is realized when the Company redeems all or a portion of its investment or when the Company receives or is due income such as dividends, interest or distributions of earnings.

The following items are excluded from DE: transaction-related costs; non-core items; other gain (loss); unrealized principal investment income (loss); non-cash depreciation and amortization expense, non-cash impairment charges (if any); amortization of deferred financing costs, debt premiums and discounts; our share of unrealized carried interest allocation, net of associated expense; non-cash equity-based compensation costs; and preferred stock redemption gain (loss).

Transaction-related costs are incurred in connection with acquisitions and costs of unconsummated transactions. Non-core items primarily include acquisition-related compensation and certain severance costs, as well as litigation and settlement-related matters, which are presented within compensation expense—cash and equity-based, administrative and other expenses, and other gain (loss), net on the GAAP income statement. These costs, along with certain other gain (loss) amounts, are excluded from DE as they are related to discrete items, are not considered part of our ongoing operating cost structure, and are not reflective of our core operating performance.

Other items excluded from DE are generally non-cash in nature, including income (loss) items that are unrealized, or otherwise do not represent current or future cash obligations such as amortization of deferred financing costs. These items are excluded from DE as they do not contribute to the measurement of DE as a net realized earnings measure that is used in decision making related to distributions and reinvestments.

Income taxes applied in the determination of DE generally represents GAAP income tax related to continued operations, and includes the benefit of deductions available to the Company on certain expense items excluded from DE (for example, equity-based compensation). As the income tax benefit arising from these excluded expense items do affect actual income tax paid or payable by the Company in any one period, the Company believes their inclusion in DE is appropriate to more accurately reflect amounts available for distribution.

# DEFINITIONS

**Assets Under Management ("AUM")**
AUM represents the total capital for which we provide investment management services and general partner capital. AUM is generally composed of third party capital managed by the Company and its affiliates, including capital that is not yet fee earning, or not subject to fees and/or carried interest; and our general partner and general partner affiliate capital committed to our funds. AUM is largely based upon invested capital as of the reporting date, including capital funded through third party financing; and committed capital for funds in their commitment stage. Our AUM is not based upon any definition that may be set forth in the governing documents of our managed funds or other investment vehicles, and not calculated pursuant to any regulatory definition.

**Fee-Earning Equity Under Management ("FEEUM")**
FEEUM represents the total capital managed by the Company and its affiliates that earns management fees and/or incentive fees or carried interest. FEEUM is generally based upon committed capital, invested capital, NAV or GAV, pursuant to the terms of each underlying investment management agreement.

**Fee Related Earnings Margin % ("FRE Margin %")**
FRE Margin % represents FRE divided by FRE fee revenue.

**GP Affiliated Investments**
GP Affiliated Investments represent principal investments in DBRG's sponsored funds as general partner and as an affiliate of the general partner, and to a lesser extent, other investments associated with DBRG's investment management business, including warehoused investments and CLO subordinated notes, but excluding carried interest allocation. Investments that are considered to be non-core to DBRG's investment management business are excluded.

**Operating Company or OP**
DigitalBridge Operating Company, LLC, the operating partnership through which DBRG conducts all of its activities and holds substantially all of its assets and liabilities.

**OP share**
Represents the Company's interest through the Operating Company and excludes redeemable noncontrolling interests and noncontrolling interests in investment entities.

**Future FEEUM**
Future FEEUM represents fee eligible capital pending activation, Future FEEUM may not be achieved if all fee eligible capital is not fully activated.

**Run-Rate FEEUM**
Run-Rate FEEUM represents FEEUM plus Future FEEUM.

**Run-Rate Fee Revenue**
Calculated as FEEUM, adjusted to include commitments for which fees are charged on invested capital, multiplied by the blended average fee rate as of the most recent reporting period. Run-rate Fee Revenue may not be achieved if uncalled commitments are not called.

DIGITALBRIDGE